                                                                    EXHIBIT 10.4

                                PLEDGE AGREEMENT



            PLEDGE AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of June 18, 2002, made by each of the undersigned pledgors (each a "Pledgor" and, together with any other entity that becomes a pledgor hereunder pursuant to Section 25 hereof, the "Pledgors") to DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent (together with any successor Collateral Agent, the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Certain capitalized terms used herein are defined in Section 2 hereof. Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                            W I T N E S S E T H :
                            - - - - - - - - - -


            WHEREAS, Fleming Companies, Inc. (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), Deutsche Bank Trust Company Americas, as Administrative Agent (together with any successor Administrative Agent, the "Administrative Agent"), JP Morgan Chase Bank and Citicorp North America, Inc., as Syndication Agents, Lehman Commercial Paper Inc. and Wachovia Bank, National Association, as Documentation Agents, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as Joint Book Managers, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as Joint Lead Arrangers have entered into a Credit Agreement, dated as of June 18, 2002 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower, in each case as contemplated therein (the Lenders, the Administrative Agent, the Syndication Agents, the Documentation Agents, each Issuing Lender and the Pledgee are herein called the "Lender Creditors");

            WHEREAS, the Borrower may on the date hereof be party to, and at any time and from time to time on or after the date hereof may enter into, one or more interest rate swap agreements, interest rate cap agreements, interests rate collar agreements, interest rate hedge agreements, foreign currency exchange or hedging agreements or other similar agreements or arrangements (each such agreement or arrangement, an "Interest Rate Protection/Currency Exchange Agreement" and, collectively, the "Interest Rate Protection/Currency Exchange Agreements") with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors");

            WHEREAS, the Borrower, one or more Wholly-Owned Domestic Subsidiaries of the Borrower and JPMorgan Chase Bank (or any successor by merger thereto) and/or one or more of its banking affiliates or another bank reasonably satisfactory to the Administrative Agent (collectively, the "Treasury Service Creditors" and, together with the Lender Creditors and the Other Creditors, the "Secured Creditors") have entered into, or in the future may enter into, a credit arrangement (with any written agreement evidencing such credit arrangement, as amended, modified, supplemented, replaced or refinanced from time to time, herein called the "Treasury Service Agreement"), providing for Treasury Services;

            WHEREAS, pursuant to the Guarantee Agreement, each Pledgor that is a party thereto has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

            WHEREAS, it is a condition precedent to (i) the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement, (ii) the Other Creditors entering into Interest Rate Protection/Currency Exchange Agreements and (iii) the continued extension of Treasury Services by the Treasury Service Creditors that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

            WHEREAS, each Pledgor will obtain benefits from the incurrence of Loans by, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement, the entering into by the Borrower of Interest Rate Protection/Currency Exchange Agreements and the extension of Treasury Services to the Borrower and its respective Wholly-Owned Domestic Subsidiaries and, accordingly, each Pledgor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;

            NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

            1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor to the Pledgee for the benefit of the Secured Creditors to secure:

                  (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), reimbursement obligations under Letters of Credit, Fees, costs and indemnities) of such Pledgor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Loan Documents to which such Pledgor is a party (including, in the case of each Pledgor that is a Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under the Guarantee Agreement) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Loan Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate

      Protection/Currency Exchange Agreements or Treasury Services, being herein collectively called the "Loan Document Obligations");

                  (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Pledgor to the Treasury Service Creditors under, or with respect to Treasury Services (including, in the case of a Pledgor that is a Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under the Guarantee Agreement) (all such obligations, liabilities and indebtedness described in this clause (iii) being herein collectively called the "Treasury Service Obligations");

                  (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

                  (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Pledgor referred to in clauses (i), (ii) and (iii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs;

                  (v) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement; and

                  (vi) all amounts owing to any Agent pursuant to any of the Loan Documents in its capacity as such;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (vii) of this Section 1 being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

            2. DEFINITIONS. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

            (b) The following capitalized terms used herein shall have the definitions specified below:

            "Administrative Agent" has the meaning set forth in the Recitals hereto.

            "Adverse Claim" has the meaning given such term in Section 8-102(a)(1) of the UCC.

            "Agreement" has the meaning set forth in the first paragraph hereof.

            "Borrower" shall have the meaning provided in the Recitals hereto.

            "Certificated Security" has the meaning given such term in Section 8-102(a)(4) of the UCC but shall exclude securities that do not constitute Equity Interests or Proceeds thereof.

            "Class" has the meaning set forth in Section 22 hereof.

            "Clearing Corporation" has the meaning given such term in Section 8-102(a)(5) of the UCC.

            "Collateral" has the meaning set forth in Section 3.1 hereof.

            "Collateral Accounts" means any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

            "Credit Agreement" has the meaning set forth in the Recitals hereto.

            "Domestic Corporation" has the meaning set forth in the definition of "Stock."

            "Equity Interests" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest.

            "Event of Default" means any Event of Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

            "Excluded Collateral" at any time, means any property which is expressly excluded from the requirement that it be pledged pursuant to this Agreement at such time pursuant to the express provisions of the penultimate sentence of Section 3.1.

            "Excluded Entity" means, at any time, a Person in which the Pledgors collectively own 50% or less of the Equity Interests of such Person.

            "Excluded Equity Interests" has the meaning assigned to that term in the penultimate sentence of Section 3.1.

            "Fees" means all amounts payable pursuant to, or referred to in,
Section 2.13 of the Credit Agreement.

            "Financial Asset" has the meaning given such term in Section 8-102(a)(9) of the UCC but shall exclude Securities and any other share, participation or other interest or any other property that does not constitute an Equity Interest or Proceeds thereof.

            "Foreign Corporation" has the meaning set forth in the definition of "Stock."

            "Indemnitees" has the meaning set forth in Section 11 hereof.

            "Investment Property" has the meaning given such term in Section 9-102(a)(49) of the UCC but shall exclude any Security, and any other share, participation or other interest or any other property, that does not constitute an Equity Interest or Proceeds thereof.

            "Lender Creditors" has the meaning set forth in the Recitals hereto.

            "Lenders" has the meaning set forth in the Recitals hereto.

            "Limited Liability Company Assets" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

            "Limited Liability Company Interests" means the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company.

            "Loan Document Obligations" has the meaning set forth in Section 1 hereof.

            "Location" of any Pledgor has the meaning given such term in Section 9-307 of the UCC.

            "Non-Voting Stock" means all capital stock which is not Voting
Stock.

            "Obligations" has the meaning set forth in Section 1 hereof.

            "Other Creditors" has the meaning set forth in the Recitals hereto.

            "Other Obligations" has the meaning set forth in Section 1 hereof.

            "Partnership Assets" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

            "Partnership Interest" means the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

            "Pledgee" has the meaning set forth in the first paragraph hereof.

            "Pledgor" has the meaning set forth in the first paragraph hereof.

            "Proceeds" has the meaning given such term in Section 9-102(a)(64) of the UCC.

            "Registered Organization" has the meaning given such term in Section 9-102(a)(70) of the UCC.

            "Required Secured Creditors" has the meaning given such term in the Security Agreement.

            "Secured Creditors" has the meaning set forth in the Recitals hereto.

            "Secured Debt Agreements" has the meaning set forth in Section 5 hereof.

            "Securities Account" has the meaning given such term in Section 8-501(a) of the UCC.

            "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

            "Security" and "Securities" has the meaning given such term in
Section 8-102(a)(15) of the UCC and shall in any event also include all Stock but shall not include any obligation or any share, participation or interest not constituting an Equity Interest or Proceeds thereof.

            "Security Entitlement" has the meaning given such term in Section 8-102(a)(17) of the UCC but shall not include any right or property interest in, or arising from, any obligation or any share, participation or interest not constituting an Equity Interest or Proceeds thereof.

            "Stock" means (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof or the District of Columbia (each a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any corporation at any time owned by any Pledgor of any Domestic Corporation and (y) with respect to corporations not Domestic Corporations (each a "Foreign Corporation"), all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Foreign Corporation.

            "Termination Date" has the meaning set forth in Section 20 hereof.

            "Transmitting Utility" has the meaning given such term in Section 9-102(a)(80) of the UCC.

            "Treasury Service Agreement" has the meaning provided in the recitals of this Agreement.

            "Treasury Service Creditors" has the meaning provided in the recitals of this Agreement.

            "Treasury Service Obligations" has the meaning set forth in Section 1 hereof.

            "Treasury Services" means treasury, depositary or cash management services (including, without limitation overnight overdraft services) provided to the Borrower and its Wholly-Owned Subsidiaries by the Treasury Service Creditors, and automated clearinghouse transfers of funds to, the Treasury Service Creditors, in each case pursuant to uncommitted lines of credit.

            "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

            "Uncertificated Security" means any Security that is not represented by a certificate.

            "Voting Stock" means all classes of capital stock of any Foreign Corporation entitled to vote.

            3. PLEDGE OF SECURITIES, ETC.

            3.1 Pledge. To secure the Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

            (a) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by such Pledgor in such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

            (b) all Securities owned by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities;

            (c) all Limited Liability Company Interests owned by such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

                  (A) all the capital thereof and its interest in all profits, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

                  (B) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                  (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                  (D) all of such Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                  (E) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

            (d) all Partnership Interests owned by such Pledgor from time to time and all of its right, title and interest in each partnership to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

                  (A) all the capital thereof and its interest in all profits, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

                  (B) all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                  (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                  (D) all of such Pledgor's rights under any partnership
            agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                  (E) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

            (e) all Security Entitlements owned by such Pledgor from time to time in any and all of the foregoing;

            (f) all Financial Assets and Investment Property owned by such Pledgor from time to time; and

            (g) all Proceeds of any and all of the foregoing.

            Notwithstanding anything to the contrary contained in this Agreement, (w) unless there has been a Change of Law as a result of which the granting of the pledge of more than 66 2/3% of the Voting Stock of any Foreign Corporation will not give rise to adverse "deemed dividend" tax consequences to the Borrower under Section 956 of the Code, no Pledgor shall be required to pledge hereunder more than 65% of the Voting Stock of any Foreign Corporation (and such Voting Stock in excess of 65% shall not constitute "Collateral,") (x) each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any Foreign Corporation, (y) the Pledgors shall not be required to pledge Equity Interests of any Excluded Entities (and such Equity Interests shall not constitute "Collateral") unless the aggregate fair market value (as determined in good faith by the Borrower) of any and all such Equity Interests not pledged pursuant to this clause (y) exceeds $10,000,000, in which case the Pledgors shall cause an amount of such Equity Interests otherwise excluded from the pledge pursuant to this Agreement by operation of this clause (y) to be pledged hereunder so that the aforementioned threshold is not exceeded (with all Equity Interests not required to be pledged hereunder at any time pursuant to the provisions of this clause (y) being herein called the "Excluded Equity Interests") and (z) the Borrower and its Subsidiaries shall not be required to pledge any of the Equity Interests of Chouteau so long as Chouteau is not treated as a Subsidiary pursuant to the proviso contained in the first sentence of the definition of Subsidiary contained in the Credit Agreement. If any property is not pledged hereunder, in accordance with the provisions of the immediately preceding sentence, but is at any time after the date of this Agreement required to be pledged hereunder (whether because of a Change of Law, the aggregate value of Equity Interests of Excluded Entities exceeding the threshold amount described above, Chouteau ceasing to meet the requirements described above or otherwise), then the security interests created under this agreement shall automatically and immediately attach and apply to, and cover, all such property which is required to be pledged hereunder, without the necessity of the taking of any further action by any Pledgor, although the Pledgors shall not be excused from following the procedures, and taking the actions, otherwise required with respect to such property or assets pursuant to the other provisions of this Agreement.

            3.2 Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 Business Days after it obtains such Collateral) for the benefit of the Pledgee and the other Secured Creditors:

                  (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall deliver such Certificated Security to the Pledgee, indorsed to the Pledgee or indorsed in blank;

                  (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall cause the issuer of such Uncertificated Security (or, in the case of an issuer that is not a Subsidiary of such Pledgor, will use its commercially reasonable efforts (which shall not include the payment of any amount other than nominal amounts) to cause such issuer) to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of Annex G hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

                  (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), the respective Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions required (i) to comply with the applicable rules of such Clearing Corporation and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a) and (b), 9-106 and 8-106 (d) of the UCC). Each such Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing;

                  (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Interest credited on the books of a Clearing Corporation), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i) hereof, and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(ii) hereof; and

                  (v) with respect to cash Proceeds, (i) to the extent requested by the Pledgee after a Specified Default has occurred and is continuing, establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have exclusive and absolute control and dominion (and no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee) and (ii) deposit of such cash in such cash account.

            (b) In addition to the actions required to be taken pursuant to preceding Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Securities and Collateral:

                  (i) with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), the respective Pledgor shall take all actions as may be requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

                  (ii) each Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, on form covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC).

            3.3 Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, the Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee
(i) a certificate executed by a Financial Officer describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes B through G hereto as are necessary to cause such annexes to be complete and accurate at such time.

            3.4 Transfer Taxes. Each pledge of Collateral under Section 3.1 or
Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

            3.5 Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the date hereof: (i) the exact legal name of such Pledgor, the type of organization of such Pledgor, the jurisdiction of organization of such Pledgor, such Pledgor's Location, and such Pledgor's organizational identification number, is listed on Annex A hereto;
(ii) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex B hereto; (iii) the Stock held by such Pledgor (exclusive of any Excluded Collateral) consists of the number and type of shares of the stock of the corporations as described in Annex C hereto; (iv) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex C hereto; (v) the Limited Liability Company Interests held by such Pledgor (exclusive of any Excluded Collateral) consist of the number and type of interests of the Persons described in Annex D hereto;
(vi) each such Limited Liability Company Interest constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex D hereto; (vii) the Partnership Interests held by such Pledgor (exclusive of any Excluded Collateral) consist of the number and type of interests of the Persons described in Annex E hereto; (viii) each such Partnership Interest constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex E hereto; (ix) the exact address of each chief executive office of such Pledgor is listed on Annex F hereto; (x) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) with respect to each item of Collateral described in Annexes C through E hereto; (xi) the Borrower in good faith believes that the aggregate value of all Equity Interests of all Excluded Entities owned by the Borrower and its Subsidiaries does not exceed $10,000,000; and (xii) such Pledgor owns no other Securities, Limited Liability Company Interests or Partnership Interests (exclusive of any Excluded Collateral).

            4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. If and to the extent necessary to enable the Pledgee to perfect its security interest in any of the Collateral or to exercise any of its remedies hereunder, the Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

            5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement, any other Loan Document, any Interest Rate Protection/Currency Exchange Agreement or any Treasury Service Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor in the Collateral. All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing, and
Section 7 hereof shall become applicable.

            6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing a Specified Default, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor, and such Pledgor shall be entitled to receive, retain and utilize such cash amounts free and clear of the Lien created by this Agreement. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

                  (i) all other or additional stock, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

                  (ii) all other or additional stock, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (iii) all other or additional stock, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

      Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 and Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

            7. REMEDIES IN CASE OF EVENT OF DEFAULT. If there shall have occurred and be continuing an Event of Default (or in the case of following clause (i), in the case any Specified Default shall have occurred and be continuing), then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

                  (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the respective Pledgor;

                  (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

                  (iii) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

                  (iv) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days' written notice of the time and place of any such sale shall be given to the respective Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

                  (v) to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

            8. REMEDIES, CUMULATIVE, ETC. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, in each case acting upon the instructions of the Required Secured Creditors, and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement.

            9. APPLICATION OF PROCEEDS. (a) All monies collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other monies received by the Pledgee hereunder, shall be applied in the manner provided in Section 5.4 of the Security Agreement.

            (b) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

            10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

            11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee in such capacity and each other Secured Creditor and their respective successors, assigns, employees, agents and affiliates (individually an "Indemnitee," and collectively the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all costs and expenses, including reasonable attorneys' fees, in each case growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding, in each case, any claims, demands, losses, judgments and liabilities or expenses to the extent incurred by reason of gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision)). In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part (as determined by a court of competent jurisdiction in a final and non-appealable decision), for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

            12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor, any Pledgor and/or any other Person.

            (b) Except as provided in the last sentence of paragraph (a) of this
Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and in Annex E to the Security Agreement, and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this
Section 12.

            (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

            (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

            13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees to execute and deliver to the Pledgee such financing statements, in form reasonably acceptable to the Pledgee as the Pledgee may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Pledgee to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and the other rights, powers and security contemplated hereby. Each Pledgor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Pledgor hereby authorizes the Pledgee to file any such financing statements covering the Collateral without the signature of such Pledgor.

            (b) Each Pledgor hereby constitutes and appoints the Pledgee its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Pledgor or otherwise) to act, require, demand, receive, compound and give acquaintance for any and all monies and claims for monies due or to become due to such Pledgor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Pledgee may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

            14. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Annex E to the Security Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Annex E to the Security Agreement.

            15. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of the Credit Agreement).

            16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. (a) Each Pledgor represents, warrants and covenants that:

                  (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all Collateral consisting of one or more Securities and that it has sufficient interest in all Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement);

                  (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

                  (iii) each Pledgor has duly executed and delivered this Agreement and this Agreement constitutes each such Pledgor's legal, valid and binding obligation enforceable in accordance with its terms;

                  (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement, (c) the perfection or enforceability of the Pledgee's security interest in the Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

                  (v) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or of the certificate of incorporation, operating agreement, limited liability company agreement, partnership agreement or by-laws of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other material contract, agreement or instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement;

                  (vi) all of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests in Subsidiaries has been duly and validly issued and acquired, is fully paid and non-assessable (except as required by applicable law) and is subject to no options to purchase or similar rights;

                  (vii) the pledge and collateral assignment to, and possession by, the Pledgee of the Collateral consisting of Certificated Securities pursuant to this Agreement creates a valid and perfected first priority security interest in such Certificated Securities, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

                  (viii) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all Collateral consisting of Securities with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC; provided that in the case of the Pledgee obtaining "control" over Collateral consisting of a Security Entitlement, such Pledgor shall have taken all steps in its control so that the Pledgee obtains "control" over such Security Entitlement.

            (b) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

            (c) If at any time any Pledgor acquires additional Equity Interests of any Excluded Entity, the Borrower shall determine whether or not all Equity Interests of the Pledgors in Excluded Entities constitute Excluded Equity Interests and shall deliver a written notice to the Pledgee if, and to the extent, any such Equity Interests do not constitute Excluded Equity Interests (which written notice shall describe in reasonable detail the Equity Interests of all Excluded Entities being pledged hereunder as a result thereof and any related actions being taken as required by this Agreement as a result thereof). Furthermore, in connection with each certificate provided by the Borrower pursuant to Section 5.01(c) of the Credit Agreement, the Borrower shall determine whether (x) any Equity Interests which theretofore constitute Excluded

Equity Interests no longer constitute same and (y) whether any changes to the Annexes to this Pledge Agreement are required (whether as a result of circumstances described in preceding clause (x) or otherwise), and together with the respective such certificate delivered pursuant to Section 5.01(c) of the Credit Agreement, the Borrower shall deliver to the Pledgee (i) if it determines that any Equity Interests which theretofore constitute an Excluded Equity Interests no longer constitute same, a written notice to such effect (which written notice shall describe in reasonable detail the Equity Interests of all Excluded Entities being pledged hereunder as a result thereof and any related actions being taken as required by this Agreement as a result thereof) and (ii) any updated Annexes required as a result of any change as described in preceding clauses (x) and (y).

            (d) Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement; it being understood that a violation of the terms of an Interest Rate Protection/Currency Exchange Agreement or the Treasury Service Agreement shall not, in and of itself, constitute a Default under paragraph (e) of Article VII of the Credit Agreement.

            17. LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY); JURISDICTION OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; CHANGES THERETO; ETC. The exact legal name of each Pledgor, the type of organization of such Pledgor, whether or not such Pledgor is a Registered Organization, the jurisdiction of organization of such Pledgor, such Pledgor's Location, the organizational identification number (if any) of each Pledgor, and whether or not such Pledgor is a Transmitting Utility, is listed on Annex A hereto for such Pledgor. No Pledgor shall change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any), except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) any Pledgor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 10 days' prior written notice of each change to the information listed on Annex A (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex A which shall correct all information contained therein for the respective Pledgor, and (ii) in connection with the respective such change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that any Pledgor does not have an organizational identification number on the date hereof and later obtains one, such Pledgor shall promptly thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

            18. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement;
(iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any other Pledgor or any Subsidiary of any other Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such other Pledgor shall have notice or knowledge of any of the foregoing.

            19. REGISTRATION, ETC. (a) If there shall have occurred and be continuing an Event of Default then, and in every such case, upon receipt by any Pledgor from the Pledgee of a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests, such Pledgor as soon as practicable and at its expense will cause such registration to be effected (and be kept effective) and will cause such qualification and compliance to be declared effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Collateral, including, without limitation, registration under the Securities Act, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, provided that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. Such Pledgor will cause the Pledgee to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee, each other Secured Creditor and all others participating in the distribution of such Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

            (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7 hereof, and the Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral, as the case may be, or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act,
(ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, in good faith deems reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

            20. TERMINATION; RELEASE. (a) On the Termination Date, this Agreement and the security interest created hereby shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination), and the Pledgee, at the request and expense of any Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies at the time held by the Pledgee or any of its sub-agents hereunder. As used in this Agreement, "Termination Date" shall mean the date upon which the total Commitments and all Interest Rate Protection/Currency Exchange Agreements have been terminated (and no further Commitments may be provided), all Loans under the Credit Agreement have been repaid in full, all Letters of Credit have been terminated, all Treasury Services have been terminated and all outstanding obligations thereunder and under the Treasury Service Agreement have been repaid in full and all Obligations then due and payable have been paid in full.

            (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 6.02 of the Credit Agreement (other than a sale to any Pledgor or any Subsidiary thereof) or is otherwise released at the direction of the Required Secured Creditors and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, the Pledgee, at the request and expense of any Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral (and releases therefor) as is then being (or has been) so sold or released and has not theretofore been released pursuant to this Agreement.

            (c) At any time that a Pledgor desires that the Pledgee assign, transfer and deliver Collateral (and releases therefor) as provided in Section 20(a) or (b) hereof, it shall deliver to the Pledgee a certificate signed by a Financial Officer of the Borrower stating that the release of the respective Collateral is permitted pursuant to such Section 20(a) or (b).

            (d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with this Section 20.

            21. NOTICES, ETC. Except as otherwise specified herein, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

            (a) if to any Pledgor, at:

                  Fleming Companies, Inc.
                  1945 Lakepointe Drive
                  Lewisville, Texas  75057
                  Attention:  Treasurer
                  Telephone No.:    (972) 906-8000
                  Telecopier No.:   (972) 906-1530;

            (b) if to the Pledgee, at:

                  Deutsche Bank Trust Company Americas
                  31 West 52nd Street
                  New York, New York  10019
                  Attention:  Marguerite Sutton
                  Telephone No.:    (646) 324-2206
                  Telecopier No.:   (646) 324-7456;

            (c) if to any Lender Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement, or (y) at such address as such Lender Creditor shall have specified in the Credit Agreement;

            (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Pledgors and the Pledgee;

            (e) if to any Treasury Service Creditor, at such address as such Treasury Service Creditor shall have specified in writing to each Pledgor and the Collateral Agent;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. All notices and other communication given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

            22. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever, except in accordance with the terms of the Security Agreement or as otherwise contemplated in Section 25 hereof.

            23. MISCELLANEOUS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, provided that no Pledgor may assign any of its rights or obligations under this Agreement without the prior consent of the Collateral Agent. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PLEDGOR IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

            24. RECOURSE. This Agreement is made with full recourse to the Pledgors and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgors contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

            25. ADDITIONAL PLEDGORS. It is understood and agreed that any Guarantor that desires to become a Pledgor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Loan Document, shall become a Pledgor hereunder by (x) executing (i) a counterpart hereof and delivering same to the Collateral Agent, or (ii) a joinder agreement in form and substance satisfactory to the Collateral Agent, (y) delivering supplements to Annexes A through F, inclusive, hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Pledgor on such date and
(z) taking all actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Collateral Agent.

                                    * * * *

IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.



                                       FLEMING COMPANIES, INC., as a Pledgor




                                       By: /s/ Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Senior Vice President and
                                                  Secretary


                                       ABCO FOOD GROUP, INC., as a Pledgor




                                       By: /s/James R. Vaughan
                                           --------------------------------
                                           Name:  James R. Vaughan
                                           Title: President


                                       ABCO MARKETS INC., as a Pledgor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       ABCO REALTY CORP., as a Pledgor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                       AG, L.L.C., as a Pledgor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                       AMERICAN LOGISTICS GROUP, INC., as a
                                          Pledgor



                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       BAKER'S FOOD GROUP, INC., as a Pledgor



                                       By: /s/James R. Vaughan
                                           --------------------------------
                                           Name:  James R. Vaughan
                                           Title: President


                                       CARDINAL WHOLESALE, INC., as a Pledgor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                       DUNIGAN FUELS, INC., as a Pledgor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       FAVAR CONCEPTS, LTD., as a Pledgor



                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       FLEMING FOODS MANAGEMENT CO., L.L.C.,
                                          as a Pledgor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       FLEMING FOODS OF TEXAS, L.P., as a
                                          Pledgor



                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       FLEMING INTERNATIONAL LTD., as a
                                          Pledgor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                       FLEMING SUPERMARKETS OF FLORIDA, INC.,
                                          as a Pledgor



                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       FLEMING TRANSPORTATION SERVICE, INC.,
                                          as a Pledgor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       FLEMING WHOLESALE, INC., as a Pledgor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       FOOD 4 LESS BEVERAGE COMPANY, INC., as
                                          a Pledgor




                                       By: /s/Charles Hall
                                           --------------------------------
                                           Name:  Charles Hall
                                           Title: President


                                       FUELSERV, INC., as a Pledgor



                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                       GATEWAY INSURANCE AGENCY, INC., as a
                                           Pledgor


                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       HEAD DISTRIBUTING COMPANY, as a Pledgor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       LAS, INC., as a Pledgor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       MINTER-WEISMAN CO., as a Pledgor



                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       PIGGLY WIGGLY COMPANY, as a Pledgor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                       PROGRESSIVE REALTY, INC., as a Pledgor


                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       RAINBOW FOOD GROUP, INC., as a Pledgor




                                       By: /s/James R. Vaughan
                                           --------------------------------
                                           Name:  James R. Vaughan
                                           Title: President


                                       RETAIL INVESTMENTS, INC., as a Pledgor



                                       By: /s/James R. Vaughan
                                           --------------------------------
                                           Name:  James R. Vaughan
                                           Title: President


                                       RETAIL SUPERMARKETS, INC., as a Pledgor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                       RFS MARKETING SERVICES, INC., as a
                                          Pledgor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       RICHMAR FOODS, INC., as a Pledgor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       SCRIVNER TRANSPORTATION, INC., as a
                                          Pledgor



                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                       CORE-MARK INTERNATIONAL, INC., as a
                                          Pledgor




                                       By: /s/Leo F. Korman
                                           --------------------------------
                                           Name:  Leo F. Korman
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Secretary


                                       CORE-MARK INTERRELATED COMPANIES,
                                          INC., as a Pledgor


                                       By: /s/Leo F. Korman
                                           --------------------------------
                                           Name:  Leo F. Korman
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Secretary


                                       CORE-MARK MIDCONTINENT, INC., as a
                                          Pledgor




                                       By: /s/Leo F. Korman
                                           --------------------------------
                                           Name:  Leo F. Korman
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Secretary


                                       C/M PRODUCTS, INC., as a Pledgor




                                       By: /s/Leo F. Korman
                                           --------------------------------
                                           Name:  Leo F. Korman
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Secretary

                                       ASI OFFICE AUTOMATION, INC., as a
                                          Pledgor


                                       By: /s/Leo F. Korman
                                           --------------------------------
                                           Name:  Leo F. Korman
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Secretary


                                       EA MORRIS DISTRIBUTORS, LTD., as a
                                          Pledgor


                                       By: /s/Bill Prokop
                                           --------------------------------
                                           Name:  Bill Prokop
                                           Title: President


                                       GENERAL ACCEPTANCE CORPORATION, as a
                                          Pledgor




                                       By: /s/Leo F. Korman
                                           --------------------------------
                                           Name:  Leo F. Korman
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Secretary


                                       MARQUISE VENTURES COMPANY, INC., as a
                                          Pledgor




                                       By: /s/Leo F. Korman
                                           --------------------------------
                                           Name:  Leo F. Korman
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Secretary

Agreed and accepted by:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
   as Administrative Agent

By: /s/ Marguerite Sutton
    --------------------------------------
    Name:   Marguerite Sutton
    Title:  Vice President